Commitments and Contingencies (Tables)	6 Months Ended
Jun. 30, 2026
Commitments and Contingencies [Abstract]
Minimum Contracted Revenue Expected to be Recognized	The minimum contracted revenue expected to be recognized on the non-cancellable time charters of the Company’s vessels as of June 30, 2026, is estimated as follows:

Year	Amount
2026	8,823
2027	5,046
Total	$13,869